Exhibit 99.2
GXO Logistics, Inc. Completes Spin-Off from XPO Logistics, Inc.; Begins Trading on New York Stock Exchange as World’s Largest Pure-Play Contract Logistics Provider
GREENWICH, Conn. – August 2, 2021 – GXO Logistics (NYSE: GXO) (“GXO” or the “company”) today began its first day of “regular way” trading on the New York Stock Exchange as its leadership team and board members celebrated GXO becoming an independent, publicly traded company by ringing the Opening Bell®. GXO is the former global logistics segment of XPO Logistics (NYSE: XPO) and successfully spun off today as the world’s largest pure-play contract logistics provider.
“This is an exciting milestone in GXO’s history. We consider it a privilege to launch GXO as a new company at the top of the industry — the world’s largest pure-play logistics provider,” said Malcolm Wilson, chief executive officer of GXO. “We have a powerful platform for future growth, including our culture of innovation, strong customer relationships, seasoned leaders and a world-class team. This is day one of unlocking vast new potential for our company.”
GXO launches with approximately 94,000 team members worldwide and more than 208 million square feet of warehouse space in 869 locations across 27 countries. GXO’s global blue-chip customers include Apple, Nike, Nestlé and Whirlpool, along with high-growth companies in e-commerce and other key sectors, including apparel, technology, food and beverage and consumer electronics.
GXO invests in leading-edge technology that helps solve the increasingly complex requirements of today’s supply chains. By using advanced automation and collaborative robots to boost productivity, GXO improves site safety for its team and efficiency for its customers. The company also uses machine learning, data science and predictive analytics to turn logistics into a competitive advantage for retailers, manufacturers and other supply chain owners.
Separation Completion
Under the terms of the previously announced separation, XPO stockholders received one share of GXO common stock for every one share of XPO common stock held as of the close of business on the record date for the distribution, July 23, 2021. GXO shares were distributed at 12:01 a.m. Eastern Time on August 2, 2021 in a distribution that is intended to be tax-free to

XPO stockholders for U.S. federal income tax purposes. In connection with the separation, GXO made a $794 million cash payment to XPO.
Goldman Sachs & Co. LLC and Wachtell, Lipton, Rosen & Katz acted as the respective financial and legal advisors in connection with the separation.
About GXO Logistics
GXO Logistics, Inc. (NYSE: GXO) is the world’s largest pure-play contract logistics provider. GXO is committed to providing a world-class, diverse workplace for its 94,000 team members across 869 warehouse locations totaling 208 million square feet. The company partners with the world’s leading blue-chip customers to solve complex logistics challenges with technologically advanced supply chain solutions, at scale and with speed. Despite its market leadership, GXO holds only 5% of the fast-growing $430 billion potential addressable logistics market in Europe and North America. GXO’s corporate headquarters are in Greenwich, Conn., USA. Visit GXO.com for more information, and connect with GXO on Facebook, Twitter, LinkedIn, Instagram and YouTube.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including the statements above regarding benefits of the contemplated spin-off transaction. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to our intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits and timing of the separation, and uncertainties regarding the planned separation, including the risk that the separation will not produce the desired benefits; a determination by the IRS that the distribution or certain related transactions should be treated as taxable transactions; the possibility that any consents or approvals required in connection with the separation will not be received or obtained within the expected time frame, on the expected terms or at all; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed our estimates; and the impact of the separation on our businesses, our operations, our relationships with customers, suppliers, employees and other business counterparties, and the risk that the businesses will not be separated successfully or that such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on our resources, systems, procedures and controls, disruption of our ongoing business, and diversion of management’s attention from other business concerns.
All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Media contacts
Matthew Schmidt
+1 203-307-2809
matt.schmidt@gxo.com
Anne Lafourcade
+33 (0)6 75 22 52 90
anne.lafourcade@gxo.com
Investor contact
Angus Tweedie
+44 7929 652 454
angus.tweedie@gxo.com